TRAINING
ACADEMY

ICG
International Coal Group, Inc.

1 Building A Strong Future Davenport Metals & Mining Symposium Bennett K. Hatfield President and CEO September 16, 2008 Exhibit 99.1

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

•
Statements that are not historical fact are forward-looking statements and may involve a number of risks and uncertainties. We have used the words “anticipate” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, in this presentation to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-
term coal supply arrangements; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the
United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements and environmental initiatives relating to global warming; the impairment of the value of our goodwill and long-lived assets; the ongoing effect of the Sago mine accident; our liquidity, results of operations and financial condition; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.
•
You should keep in mind that any forward-looking statement made by us in this presentation speaks only as of the date on which we make
it. See also the “Risk Factors” in our 2007 Annual Report on Form 10-K and in our subsequent filings on Form 10-Q, all which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur. All data presented herein is as of September 16, 2008, unless otherwise noted.
Forward-Looking Statements

3 Coal Market Update

TRAINING
ACADEMY

ICG International Coal Group, Inc.

Market Overview
•
Strong world demand has reshaped US coal outlook:
Remarkable growth in Asian demand coupled with broad supply
shortages
Traditional  international coal trading patterns are changing:
– Substantial infrastructure constraints among key exporters
– Other countries limiting exports to protect domestic requirements
•
US thermal coal pricing escalated rapidly during the first half of 2008.  Key drivers included:
Dramatic export growth
Rising utility demand
Unprecedented met coal pricing
Supply constraints

Recent Market Developments
•
Appalachian thermal coal prices have recently softened to
mid-May levels (at around $100-$120/ton) for 2009 rail tons
•
Trading volatility seems to stem from several factors:
Global economic concerns
Declining oil and natural gas prices
Summer trading lull in Europe
Thin trading volume
•
Coal market fundamentals remain solid
Continuing strong met coal demand
Falling domestic utility inventories
Strong exports with declining imports
Supply still very constrained; evidenced by tepid Eastern production growth

1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 1
2009 1

6 US Export / Import Trends (tons in 000’s) 1 Represents management’s estimate as of Aug. 31, 2008 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 Net Exports US Exports US Imports

30-Dec-05
31-Mar-06
30-Jun-06
29-Sep-06
31-Dec-06
31-Jan-07
30-Mar-07
30-Jun-07
28-Sep-07
31-Dec-07
31-Jan-08
29-Feb-08
31-Mar-08
30-Apr-08
30-Jun-08
31-Aug-08

7 $35.00 $55.00 $75.00 $95.00 $115.00 $135.00 $155.00 CSX 12500 1.6# Pitt 8 13000 3.4# Prompt Month Spot Price Trends

$35.00
$45.00
$55.00
$65.00
$75.00
$85.00
$95.00
$105.00
$115.00
$125.00
$135.00
$145.00
$155.00
$165.00
31-Jan-06
$57.50 $55.50 $54.75 $54.00
31-Dec-06
$41.25 $44.50 $45.50 $46.50
31-Jul-07
$43.25 $46.50 $49.35 $51.10
31-Dec-07
$57.50 $56.40 $56.40
30-Jun-08
$157.50 $146.00 $142.50
31-Aug-08
$125.00 $117.50 $111.50
2007 2008 2009 2010
Term Price Indications
CAPP 12,500 Btu <1% Sulfur Forward Prices

•
Price volatility is expected to diminish over the balance of 2008
International and domestic buying activity is on the rise
Major international coal exporters are expected to focus heavily on protecting their own resource needs
– Anticipate restricted exports from China, Indonesia, and Vietnam
– Russia could play coal and gas card in geopolitical gamesmanship
Domestic inventory levels will likely fall further during 2009
•
Expect Eastern coal prices to strengthen as we enter an active contract solicitation season over the next few months
•
Outlook could be impacted by global economic issues, but world-
wide energy and steel demand has substantial momentum
Market Outlook

10 Overview of International Coal Group

ICG International Coal Group, Inc.

TRAINING
ACADEMY

•
Diversified operations participating in 3 of 4 largest US coal producing regions
•
Extensive reserve base supports internal growth opportunities
•
Growth initiatives targeted for high margin metallurgical and premium grade thermal markets
•
100% union free workforce
•
Solid and improving balance sheet with minimal long-term legacy liabilities
•
Expanded and less concentrated investment grade customer base
Key Highlights of International Coal Group
Summary Statistics
Market capitalization
1
: $1.1 billion
Coal reserves: 1.0 billion tons
Reserve life:
Approximately 55 years
Employees: 2,551
2007 tons sold: 18.3 million
2007 tons produced: 16.4 million
1 Market capitalization is based on 153.3 million shares outstanding and a stock price of $7.10 as of Sept. 11, 2008.

Ohio
Illinois
ICG Illinois
West Virginia
Patriot
Vindex
MD
Tygart Valley #1 and #2
Sentinel
Buckhannon
ADDCAR
ICG Corporate
Eastern
Jennie Creek
East Kentucky
Beckley
Virginia
Flint Ridge
Raven
Kentucky
Hazard
Knott County
Big Creek
Powell Mountain
Current Operations
Future Operations

•
13 active mining complexes - 8 in Central Appalachia, 4 in Northern Appalachia,
and 1 in Illinois Basin
•
2 new mine complexes (Sentinel and Beckley) opened within last 19 months;
Tygart #1 expected to open by late 2009
•
Recently acquired Powell Mountain Energy began producing July 2008
Current and Future Operations

•
ICG controls 1.0 billion tons of high-quality reserves that are primarily high
BTU, low sulfur steam and metallurgical coal
•
CAPP/NAPP reserves of 611 million tons are 54% met quality
High-Caliber Reserve Base
CAPP, 247 million tons
NAPP, 364 million tons
Illinois Basin,
392 million tons
39%
25%
36%

14 Total Reserve Profile: Owned vs. Leased ICG reserve ownership % is one of the largest among publicly traded peers 66% 34% Leased 338 million tons Owned 665 million tons

Consol
Peabody
Patriot
Foundation
Massey
Arch
Alpha
ICG
James River

ICG Legacy Liabilities
Total:  $144 million
Total Legacy Liabilities
1  Source: company Annual Reports as of 12/31/07.  Legacy liabilities include post retirement benefits, black lung liabilities, reclamation liabilities, workers compensation and Coal Act liabilities
($ in millions)
Low Legacy Liabilities
1
vs. Peer Group
$3,361
$1,225
$942
$735
$407
$335
$156
$144
$117
Reclamation
60%
Rockefeller
1%
Workers
Comp
5%
FAS 106
17%
Black lung
17%

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Tons (mm)

1 Per management guidance as of 7/23/08
Projected Production 2008-2010
16.4
16.5
12.4
8
10
12
14
16
18
20
22
24
26
2005 2006 2007 2008 2009 2010
Target projects that create high
margin production
Key focus: increase met tons
Sentinel, Beckley, and Powell
Mountain complexes, all brought
online within past 19 months,
have added 3.9 million annual
tons production capacity
New Tygart complex is planned
for late 2009 startup with annual
output of 3.5 million tons
19.0
20.5-21.5
22.0-23.0
1
Production Plans Call For Selective Growth
CAPP 66% 68% 68% 66% 69% 67%
NAPP 19% 19% 19% 22% 19% 22%
ILB 15% 13% 13% 12% 12% 11%
Production by Region

ICG International Coal Group, Inc.

TRAINING
ACADEMY

2008 ICG Production Profile
1
22%
NAPP
66%
CAPP
12%
ILB
Production by State Production by Region Production by Method
52%
Surface
48%
Under-
ground
46%
KY
38%
WV
12%
IL
4%
MD
1
Represents management’s estimate as of July 1, 2008

TRAINING
ACADEMY

ICG International Coal Group, Inc.

(%)

Projected Sales
20.0                     22.0                    23.5
(mm tons)
Committed Tonnage
•
Strong committed sales level for
2008-2009, yet substantial room
to participate in market upside
1 Committed tonnages and projected sales for 2008-2010 are estimated as of August 31, 2008
97
82
45
1
13
17
42
3
0
20
40
60
80
100
2008 2009 2010
Favorable Sales Position
Uncommitted
Committed (subject to re-pricing)
Committed and priced
1

19 3.4 3.2 2.6 1.7 0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2007 2008 2009 2010 2011 Projected Metallurgical Coal Production 1 1 1 1 Represents management’s estimate as of Aug. 31, 2008 1

Projected Met Sales Growth By Location
2008 2009 2010 2011
Beckley (Low Vol) 0.6 1.3 1.4 1.4
Vindex (Low Vol) 0.2 0.3 0.3 0.3
Sentinel (High Vol) 0.5 0.55 0.7 0.7
Buckhannon-Powell Mtn. (High Vol) 0.4 0.45 0.45 0.4
Tygart #1 (High Vol) N/A N/A 0.35 0.6
Total 1.7 2.6 3.2 3.4

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Other Potential Met Coal Projects Under Review
•
Bakerstown Deep Mine production expansion at Vindex
Complex near Mount Storm, West Virginia
Low volatile metallurgical quality
Potential production of 400-500,000 annual tons
•
Big Creek Property near Richlands, Virginia
Mid-volatile metallurgical quality
Potential production of 1.0 million annual tons
•
Tygart #2 Mine Complex near Grafton, West Virginia
High volatile metallurgical quality or premium thermal coal
Potential production of +2.0 million annual tons

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Disciplined Sales Strategy Has Served Us Well
•
Declined renewal of nearly 2.8 million tons per year of CAPP contract renewals (in mid-$40’s range) during late 2007
•
Continued to “layer in” new forward-contract prices as the market steadily improved; new commitments since Feb. 2008 include:
2009: 5.0 million tons at an average price per ton > $90
2010: 2.8 million tons at an average price per ton > $100
2011: 1.5 million tons at an average price per ton > $100
•
Much of our remaining 2009 and 2010 unsold position is targeted toward the high value met and premium steam markets

Other Anticipated Sales Improvements
•
Low-priced contracts are expiring and rolling off
Central Appalachian region roll-offs include 0.5 million tons after 2009 and 2.3 million tons after 2010
Northern Appalachian region roll-offs include 1.2 million tons after 2009
•
Legacy contracts totaling 1.3 million NAPP tons are steadily increasing in price due to market-based indexing features

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Guidance 1
n/a $205 $179 CapEx
n/a n/a $45.00 – $47.00 Average Cost Per Ton
$35.00 – $37.00 $32.00 – $33.00 $30.50 – $31.00 ILB
$95.00 – $105.00 $70.00 – $75.00 $58.00 – $59.00 NAPP
$98.00 – $108.00 $80.00 – $85.00 $57.50 – $58.50 CAPP
$92.00 – $102.00 $72.00 – $78.00 $54.00 – $55.00 Average Price Per Ton
22.0 – 23.0 20.5 – 21.5 19.0 Tons Produced (mm)
23.0 – 24.0 21.5 – 22.5 20.0 Tons Sold (mm)
2010 2009 2008
1
Per management’s guidance as of 07/23/08

25 New Operations

•
Mine Type – underground shaft/slope
•
Customers – Mirant Energy,
Xcoal, Essar Steel Algoma
•
Mining Method – room-and-pillar
•
Total Reserves – 52.7 million tons
•
2007 Production – 0.7 million tons
•
Production Outlook – expected
1.5 million tons/year pace in late-2008
•
Coal Quality – high-vol met, premium
utility steam
•
Transportation – CSX rail
Sentinel Complex

•
Mine Type – underground shaft/slope
•
Customers – Sun Coke, Shenango,
Xcoal, AK Steel, USS
•
Mining Method – room-and-pillar
•
Total Reserves – 32.3 million tons
•
2007 Production – 0.04 million tons
•
Production Outlook – expected
1.4 million tons peak output
•
Coal Quality – premium low-vol met
•
Transportation – CSX rail
Beckley Complex

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Powell Mountain Complex
•
Acquired May 27, 2008; production
initiated mid-July, 2008
•
Mine Type – underground
•
Customers – Traxys, Eastman
Chemical, ABC Coke, Xcoal
•
Mining Method – room-and-pillar
•
Total Reserves – 27.0 million tons
•
Production – 1.0 million tons
annually at full production
•
Coal Quality – high-vol met and
premium ultra-compliance steam
•
Transportation – Dual-served CSX
and NS rail

•
Site development:  2007-2008
•
Major construction of shafts and
slope:  2008-2010
•
Planned developmental
production start-up in late 2009
•
Projected output of 3.5 million
tons/year at full capacity
•
Quality:
High Rank HV Met (45%)
Premium NAPP low sulfur Steam
(55%)
•
Underground longwall mine
Tygart #1 Complex

30 Summary

TRAINING
ACADEMY

ICG International Coal Group, Inc.

Industry Outlook
•
Coal markets: Volatility may be the rule for the near term
Broad concerns about the economy
Lower natural gas and oil prices
•
However, coal supply is expected to remain very tight due to:
Scarcity of experienced labor
Challenging regulatory environment, including delayed permit approvals, heightened mine safety enforcement, and other factors
•
It is important to keep the market changes in perspective:
8/31/08 price for CSX 12500 Btu, low-sulfur for 2009 delivery: $117.50
8/31/07 price for CSX 12500 Btu, low-sulfur for 2009 delivery: $49.40
Prices are up nearly 140% or $68 per ton despite recent declines

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

•
ICG is well-positioned to benefit from new high-margin production that is expected to come online during 2008 - 2012
•
We have maintained discipline in our marketing and growth
strategy
•
Our capital spending is targeted on developing higher margin reserves, favoring met quality and owned properties
•
We anticipate substantial upside performance due to:
Improved markets with increased pricing
Expanded export opportunities
Additional met coal production
Improved operating performance
Building A Strong Future

33 Thank You!

34 Appendix

Summary of Active Mining Operations
6/30/2008
Mine Mining Total Reserves Annual Capacity 2007 Production Coal Transportation
Mine Site Type Method (tons in millions) (tons in millions) (tons in millions) Quality Method
CAPP
Kentucky
East Kentucky S MTR, TSL 4.3 1.3 1.0 Utility Rail
Flint Ridge UG R&P 29.0 1.5 1.3 Utility Rail, truck
Hazard S MTR, TSL 51.2 4.0 3.9 Utility Rail, truck
Knott County UG R&P 7.2 1.0 1.0 Utility Rail
Powell Mountain UG R&P 27.0 1.0 N/A High vol met, premium utility Rail
Raven UG R&P 10.3 1.0 0.6 Utility Rail
West Virginia
Beckley UG R&P 32.3 1.4 0.04 Low vol met Rail
Eastern S MTR, DL, TSL 13.3 3.3 3.3 Utility Rail
NAPP
West Virginia
Buckhannon UG R&P 46.7 1.0 0.6 High vol met, premium utility Rail, truck
Patriot S CTR, TSL 3.5 0.9 0.9 Utility Barge, rail, truck
Sentinel UG R&P 52.7 1.5 0.7 High vol met, premium utility Rail
Maryland
Vindex S CTR, TSL 60.2 0.9 0.9 Utility, low vol met Rail, truck
ILLINOIS BASIN
Illinois
Viper UG R&P 39.0 2.5 2.1 Utility Truck
S - Surface; UG - Underground
CRM - Cross Ridge Mining; CTR - Contour Mining; R&P - Room-and-pillar; LW - Longwall; MTR - Mountaintop Removal
DL - Dragline; HW - Highwall; TSL - Truck and Shovel/Loader